UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 12/14/2009

JMP Group Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33448

Delaware	20-1450327
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

600 Montgomery Street, Suite 1100

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

415-835-8900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

JMP Group Inc. (the “Registrant”) is announcing that on December 16 and December 17, 2009 the Registrant will make presentations to certain institutional investors. A copy of the materials to be used by the Registrant during these presentations will be made available in advance of such presentations and accessible in the “Investor Relations” section of the Registrant’s website, at http://investor.jmpg.com/.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibits contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

Item 8.01. Other Events

Effective December 14, 2009 the Chief Executive Officer of JMP Group Inc. (the “Company”), Joseph A. Jolson, has adopted prearranged trading plans (the “Plans”) in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to sell shares of common stock of the Company on behalf of Joseph A. Jolson 1991 Trust dtd 6/4/91, of which Mr. Jolson is the trustee (the “1991 Trust”) and The Jolson Family Foundation, of which Mr. Jolson is the President and Treasurer (the “Family Foundation”) from time to time. The Plans specify the timing and market prices for the sales, subject to the terms and conditions of the Plans. Mr. Jolson will have no control over the timing of the stock sales under the Plans. The Plans are scheduled to terminate on December 31, 2010. The Plans are intended to comply with Rule 10b5-1 of the Exchange Act, and the Company’s insider trading policy. These Plans will permit sales by the 1991 Trust and the Family Foundation at such times that the Company’s Section 16 officers would not otherwise be able to effect transactions in the Company’s securities.

The information furnished pursuant to this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMP GROUP INC.

Date: December 14, 2009	By:	/s/ JANET L. TARKOFF
Janet L. Tarkoff Chief Legal Officer and Secretary